                                                                    EXHIBIT 99.1

AMES TRUE TEMPER REPORTS FIRST QUARTER RESULTS

CAMP HILL, Pennsylvania, January 28, 2005 - ATT Holding Co., parent of Ames True
Temper, Inc., reported today the results of the Company's fiscal first quarter ended December 25, 2004.

First Quarter Results (13-week period ended December 25, 2004)

Net sales for the fiscal 2005 13-week first quarter were $82.0 million, versus
$84.4 million for the comparable period in fiscal 2004. Net loss was $1.1 million for the first quarter of fiscal 2005, compared to net income of $2.7 million in the first quarter of fiscal 2004. Adjusted EBITDA (which is reconciled to net income on the attached table) for the fiscal 2005 first quarter was $7.4 million, compared to $8.6 million for the fiscal 2004 first quarter.

"We continue to be challenged by the significant increases in commodity costs.
We have initiated a third price increase that was effective January 15," said
Rich Dell, President and CEO. Dell noted that revenues decreased despite increased prices. "Our first quarter of fiscal 2005 faced a tough comparable period in fiscal 2004, as we benefited from multiple snow storms during fiscal
2004. When compared to the first quarter of fiscal 2003, which was more comparable for snowfall, our sales and adjusted EBITDA increased significantly over the $64.2 million of net sales and $3.4 million of adjusted EBITDA achieved during that period."

Debt Transactions

On January 14, 2005, Ames True Temper, Inc. completed the offering of $150.0 million of Senior Floating Rate Notes Due 2012 in an unregistered offering to qualified institutional buyers in accordance with Rule 144A under the Securities
Act of 1933, as amended, and outside the United States pursuant to Regulation S under the Securities Act. These notes were priced at LIBOR plus 4.0% and were issued at a 0.5% discount. The proceeds of the issuance repaid the $140.0 million Senior Secured Credit Facility Term Loan B and paid down a portion of the existing revolver balance. On January 14, 2005, simultaneously with the completion of the offering of the Senior Floating Rate Notes, Ames True Temper,
Inc. entered into an amendment to the terms of the credit agreement for the
Senior Secured Credit Facility. A Form 8-K was filed on January 18, 2005 describing the above transactions.

"We are pleased with the results of our recent debt transactions. We believe that we have positioned our company to have the flexibility needed to implement various cost saving measures, as well as growing the business," commented Judy
Schuchart, VP of Finance and CFO.

Ames True Temper, Inc. is a leading North American manufacturer and marketer of non-powered lawn and garden tools and accessories.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act, and Section 21E of the Securities Exchange
Act of 1934. All statements other than statements of historical fact are
"forward-looking statements" for purposes of federal and state securities laws.
Forward-looking statements may include the words "may," "will," "plans,"
"estimates," "anticipates," "believes," "expects," "intends" and similar expressions. Although Ames believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in its forward-looking statements. These factors, risks and uncertainties include, among others, the following:

     o The Company's liquidity and capital resources;

     o Sales levels to existing and new customers;

     o Increased concentration of its customers;

     o Seasonality and adverse weather conditions;

     o Competitive pressures and trends;

     o Changing consumer preferences;

     o New product and customer initiatives;

     o Risks relating to foreign sourcing, foreign operations and availability of raw materials;

     o The Company's ability to successfully consummate and integrate acquisitions; and

     o General economic conditions.

The Company's actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition.
The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

CONTACT: Judy Schuchart, +1-717-730-2576, investor@amestruetemper.com, for Ames
True Temper, Inc.

                                                ATT HOLDING CO.
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                                (IN THOUSANDS)

                                                     DECEMBER 25,               SEPTEMBER 25,
                                                         2004                       2004
                                                  -------------------        -------------------

ASSETS
Current assets:
   Cash and cash equivalents                       $            2,615        $             1,250
   Trade receivables, net                                      46,337                     57,904
   Inventories                                                113,932                     98,217
   Deferred taxes                                               4,518                      4,888
   Other current assets                                         8,738                      6,289
                                                  -------------------        -------------------
Total current assets                                          176,140                    168,548

Property, plant and equipment, net                             63,300                     63,677
Pension asset                                                     235                      7,072
Intangibles, net                                               82,131                     82,291
Goodwill                                                      158,127                    147,325
Other noncurrent assets                                        12,960                     12,412
                                                  -------------------        -------------------
Total assets                                       $          492,893        $           481,325
                                                  ===================        ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Trade accounts payable                          $           34,912        $            28,926
   Accrued payroll and related taxes                            3,480                      3,593
   Accrued interest payable                                     8,572                      4,804
   Accrued expenses and other current liabilities              20,769                     21,881
   Revolving loan                                               7,100                      6,300
   Current portion of long-term debt                            1,400                      1,400
                                                  -------------------        -------------------
Total current liabilities                                      76,233                     66,904

Deferred taxes                                                 25,619                     24,098
Long-term debt                                                288,250                    288,600
Other liabilities                                              10,332                     10,334
                                                  -------------------        -------------------
Total liabilities                                             400,434                    389,936

Stockholders' equity:
   Preferred stock                                                  -                          -
   Common stock                                                     -                          -
   Additional paid-in capital                                 110,500                    110,500
   Predecessor basis adjustment                               (13,539)                   (13,539)
   Retained deficit                                            (8,940)                    (7,820)
   Accumulated other comprehensive income                       4,438                      2,248
                                                  -------------------        -------------------
Total stockholders' equity                                     92,459                     91,389
                                                  -------------------        -------------------
Total liabilities and stockholders' equity         $          492,893        $           481,325
                                                  ===================        ===================

                                                         ATT HOLDING CO.
                                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                         (IN THOUSANDS)
                                                           (UNAUDITED)

                                                       THIRTEEN WEEKS             THIRTEEN WEEKS             THIRTEEN WEEKS
                                                            ENDED                     ENDED                       ENDED
                                                       DECEMBER 25, 2004         DECEMBER 27, 2003         DECEMBER 28, 2002
                                                  -----------------------     ----------------------     ----------------------

Net sales                                         $      82,046    100.0%     $     84,415    100.0%    $    64,247     100.0%

Cost of goods sold                                       60,985     74.3%           61,714     73.1%         48,385      75.3%
                                                 ------------------------    -----------------------    ----------------------
Gross profit                                             21,061     25.7%           22,701     26.9%         15,862      24.7%

Selling, general, and administrative expense             16,624     20.3%           16,693     19.8%         15,434      24.0%
(Gain) loss on disposal of fixed assets                     (19)     0.0%               12      0.0%           (193)     -0.3%
Special Charges                                               -      0.0%                -      0.0%            797       1.2%
Amortization of intangible assets                           414      0.5%            1,137      1.3%            489       0.8%
                                                 ------------------------    -----------------------    ----------------------
Operating income (loss)                                   4,042      4.9%            4,859      5.8%           (665)     -1.0%

Interest expense                                          6,195      7.6%            2,493      3.0%          2,293       3.6%
Other income                                               (215)    -0.3%           (1,948)    -2.3%           (313)     -0.5%
                                                 ------------------------    -----------------------    ----------------------
(Loss) income before taxes                               (1,938)    -2.4%            4,314      5.1%         (2,645)     -4.1%

Income tax (benefit) expense                               (818)    -1.0%            1,626      1.9%           (802)     -1.2%
                                                 ------------------------    -----------------------    ----------------------
Net (loss) income                                 $      (1,120)    -1.4%     $      2,688      3.2%    $    (1,843)     -2.9%
                                                 ========================    =======================    ======================

                                                                 ATT HOLDING CO.
                                                  RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                                                 (IN THOUSANDS)
                                                                   (UNAUDITED)

                                                      THIRTEEN WEEKS            THIRTEEN WEEKS             THIRTEEN WEEKS
                                                           ENDED                     ENDED                     ENDED
                                                     DECEMBER 25, 2004         DECEMBER 27, 2003         DECEMBER 28, 2002
                                                    ---------------------    ----------------------    -----------------------

Net (loss) income                                    $            (1,120)      $             2,688       $             (1,843)

Depreciation of property, plant and equipment                      2,355                     1,930                      2,059
Amortization of intangible assets                                    414                     1,137                        489
Other income                                                        (215)                   (1,948)                      (313)
(Gain) loss on disposal of fixed assets                              (19)                       12                       (193)
Interest expense                                                   6,195                     2,493                      2,293
Income tax (benefit) expense                                        (818)                    1,626                       (802)
                                                    ---------------------    ----------------------    -----------------------
EBITDA                                                             6,792                     7,938                      1,690

Adjustments to EBITDA
Special charges (a)                                                    7                         -                        797
Inventory write-up (b)                                                 -                        90                        369
Equity sponsor fees and other expenses (c)                           594                       558                        517
                                                    ---------------------    ----------------------    -----------------------
Adjusted EBITDA (d)                                  $             7,393       $             8,586       $              3,373
                                                    =====================    ======================    =======================

(a) In fiscal 2005, we incurred certain non-capitalizable transaction costs. In fiscal 2003, we incurred a $0.8 million special charge as a result of medical expenses related to an employee.

(b) We are required by GAAP to adjust inventory to fair market value for each acquisition. These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of management fees paid to private equity sponsor (Castle Harlan in fiscal 2005 and Wind Point Partners in fiscal 2004 and 2003), fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof, non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.

(d) "EBITDA" is calculated as net (loss) income before income tax expense, interest expense, other expense (income) and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for management fees, and non-recurring items. Adjusted EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA is a basis upon which our management assesses financial performance and covenants in our new senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.